EXHIBIT *(10.28)

                          TRADEMARK SECURITY AGREEMENT

      This Trademark Security Agreement ("Agreement") is made as of the 29th day of October, 1999 by IMMUNOGENETICS, INC. ("Grantor"), a Delaware corporation having a mailing address at Wheat Road and Lincoln Avenue, Buena, NJ 08310, and delivered to FLEET CAPITAL CORPORATION, a Rhode Island corporation having a mailing address at 200 Glastonbury Blvd., Glastonbury, CT 06033 ("Lender").


                                   BACKGROUND

      A. This Agreement is being executed contemporaneously with that certain Loan and Security Agreement of even date herewith among Grantor, IGI, Inc., IGEN, Inc., and Blood Cells, Inc. (collectively, "Borrowers") and Lender (as it may hereafter be supplemented, restated, amended, superseded or replaced from time to time, the "Loan Agreement"), under which, inter alia, Borrower is granting Lender a lien on and security interest in certain assets of Borrower associated with or relating to products leased or sold or services provided under Borrower's trademarks and the goodwill associated therewith as security for the payment and performance of all the Obligations (as defined in the Loan Agreement) of all the Borrowers under the Loan Agreement, and under which Lender is entitled to foreclose or otherwise deal with such assets, trademarks, service marks and tradenames under the terms and conditions set forth therein. Capitalized terms not defined herein shall have the meanings given to such terms in the Loan Agreement.

      B. Grantor has adopted, used and is using (or has filed applications for the registration of) the trademarks, servicemarks and tradenames listed on SCHEDULE "A" attached hereto and made part hereof (all such marks or names hereinafter referred to as the "Trademarks").

      C. Pursuant to the Loan Agreement, Lender is acquiring a lien on, security interest in, and license to use (which license is conditioned upon the occurrence and continuance of an Event of Default) the Trademarks, together with all the goodwill of Grantor associated therewith and represented thereby, as security for all of the Obligations, and desires to have its security interest in such Trademarks confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

      NOW THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

      1. In consideration of and pursuant to the terms of the Loan Documents, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure the payment and performance of all the Obligations of all Borrowers under the Loan Agreement, Grantor grants a lien and security interest to Lender in all of its present and future right, title and interest in and to the Trademarks, together with all the goodwill of Grantor associated with and represented by the Trademarks, and the registration thereof and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits, (collectively the "Collateral").


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
      2. Grantor hereby covenants and agrees to maintain the Trademarks in full force and effect and otherwise perform all of its obligations and undertakings under this Agreement until all of the Obligations are indefeasibly paid and satisfied in full and the Loan Agreement has been terminated.

      3. Grantor represents, warrants and covenants that:

            (a) The Trademarks are subsisting and have not been adjudged invalid or unenforceable;

            (b) Each of the Trademarks is registered (or in the process of application for registration), and, to the best of Grantor's knowledge, is valid and enforceable;

            (c) Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, and except for Liens permitted under Section 8.2.5 of the Loan Agreement, each of the Trademarks is free and clear of any liens, claims, charges and encumbrances, including, without limitation, pledges, assignments, options, and covenants by Grantor not to sue third persons;

            (d) Grantor has the unqualified right, power and authority to enter into this Agreement and perform its terms;

            (e) Grantor has complied with, and will continue for the duration of this Agreement to comply with, the requirements set forth in 15 U.S.C.
Section 1051-1127 and any other applicable statutes, rules and regulations in connection with its use of the Trademarks;

            (f) Grantor has used and will continue to use for the duration of this Agreement consistent standards of quality in services or products leased or sold under the Trademarks, and hereby grants to Lender and its employees and agents the right (with no obligation of any kind upon Lender to do so) to visit Grantor's affiliates, franchises or management locations and to inspect the use of the Trademarks and quality control records relating thereto at reasonable times during regular business hours to ensure Grantor's compliance with this paragraph 3(f); and

            (g) Grantor has no notice of any suits or actions commenced or threatened against it, or notice of claims asserted or threatened against it, with reference to the Trademarks.

      4. Grantor further covenants that:

            (a) Until all of the Obligations have been indefeasibly paid and satisfied in full and the Revolving Credit has been terminated, Grantor will not enter into any agreement which is inconsistent with Grantor's obligations under this Agreement or which restrict or impair Agent's right or priorities hereunder.

            (b) If Grantor acquires rights to any new trademarks, the provisions of this Agreement shall automatically apply thereto and such trademarks shall be deemed part of the Trademarks. Grantor shall give Lender written notice promptly upon its first use thereof along with an amended SCHEDULE "A".


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
      5. So long as this Agreement is in effect and so long as Grantor has not received notice from Lender that an Event of Default has occurred and is continuing under the Loan Agreement and that Lender has elected to exercise its rights hereunder, Grantor shall continue to have the right to use the Trademarks and Lender shall have no right to use the Trademarks or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Trademarks to anyone else.

      6. Grantor agrees not to sell, grant any option, assign or further encumber its rights and interest in the Trademarks without prior written consent of Lender or as may be expressly permitted under the Loan Agreement. Notwithstanding the foregoing, and providing that no Default or Event of Default has occurred and is outstanding, Grantor shall be entitled to license any Trademarks in exchange for fair market consideration in the exercise of its reasonable business judgment.

      7. Following the occurrence and during the continuance of an Event of Default under the Loan Agreement, Lender, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in the State whose law governs the interpretation of the Loan Agreement, may take such action permitted under the Loan Documents, hereunder or under any law, in its exclusive discretion, to foreclose upon or otherwise exercise its rights against the Trademarks covered hereby. For such purposes, Grantor authorizes and empowers Lender, its successors and assigns, and any officer or agent of Lender as Lender may select, in its exclusive discretion, as Grantor's true and lawful attorney-in-fact, with the power to endorse Grantor's name on all applications, assignments, documents, papers and instruments necessary for Lender to use the Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to anyone else, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else including, without limitation, the power to execute on Grantor's behalf a trademark assignment in the form attached hereto as EXHIBIT I. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and in accordance with the terms hereof, except for the gross negligence or willful misconduct of such attorney. This power of attorney shall be irrevocable for the life of this Agreement, the Loan Documents, and until all the Obligations are indefeasibly paid and satisfied in full and the Loan Agreement is terminated.

      8. This Agreement shall not be modified without the written consent of the parties hereto.

      9. All rights and remedies herein granted to Lender shall be in addition to any rights and remedies granted under the Loan Documents and shall be cumulative. In the event of an inconsistency between this Agreement and the Loan Agreement, the language of the Loan Agreement shall control.

      10. Upon full and unconditional satisfaction of all of the Obligations and termination of the Revolving Credit, Lender shall execute and deliver to Grantor all documents reasonably necessary to terminate Lender's security interest in the Trademarks.

      11. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Lender in connection with the preparation and execution of this Agreement and all other documents relating hereto, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Trademarks, or in defending or prosecuting any actions or


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
proceedings arising out of or related to the Trademarks, or defending, protecting or enforcing Lender's rights hereunder, in each case in accordance with the terms of this Agreement, shall be borne and paid by Grantor on demand by Lender and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the highest rate applicable to Revolving Credit Loans from time to time under the Loan Agreement.

      12. Subject to any applicable terms of the Loan Agreement, Grantor shall have the duty to prosecute diligently any trademark application with respect to the Trademarks pending as of the date of this Agreement or thereafter to preserve and maintain all rights in the Trademarks, and upon reasonable request of Lender, Grantor shall make federal application on registrable but unregistered trademarks belonging to Grantor. Any reasonable expenses incurred in connection with such applications shall be borne by Grantor. Grantor shall not abandon any Trademark without the prior written consent of the Lender, which consent shall not unreasonably be withheld.

      13. Grantor shall have the right to bring suit in its own name to enforce the Trademarks, in which event Lender may, if Grantor reasonably deems it necessary, be joined as a nominal party to such suit if Lender shall have been satisfied, in its sole discretion, that it is not thereby incurring any risk of liability because of such joinder. Grantor shall promptly, upon demand, reimburse and indemnify Lender for all damages, reasonable costs and expenses, including attorneys' fees, incurred by Lender in the fulfillment of the provisions of this paragraph.

      14. If an Event of Default is outstanding under the Loan Agreement, Lender may, without any obligation to do so, complete any obligation of Grantor hereunder, in Grantor's name or in Lender's name, but at Grantor's expense, and Grantor hereby agrees to reimburse Lender in full for all reasonable costs and expenses, including attorneys' fees, incurred by Lender in protecting, defending and maintaining the Trademarks.

      15. No course of dealing between Grantor and Lender nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, and all of Lender's rights and remedies with respect to the Trademarks, whether established hereby or by the Loan Documents, or by any other future agreements between Grantor and Lender or by law, shall be cumulative and may be exercised singularly or concurrently.

      16. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

      17. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

      18. This Agreement shall be governed by and construed in conformity with the laws of the Commonwealth of Pennsylvania without regard to its otherwise applicable principles of conflicts of laws.

      19. GRANTOR AND LENDER EACH WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT.


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                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Trademark Security Agreement the day and year first above written.


                              IMMUNOGENETICS, INC.



                              By:  /s/ Robert E. McDaniel
                                   ___________________________________________


                              Name:  Robert E. McDaniel
                                     ______________________________________

                              Title: Secretary
                                     ______________________________________

                            CORPORATE ACKNOWLEDGMENT


UNITED STATES OF AMERICA      :
STATE OF                      : SS
COUNTY OF                     :



      On this 29th of October, 1999, before me personally appeared ___________________, to me known and being duly sworn, deposes and says that s/he is ________________________of IMMUNOGENETICS INC.; that s/he signed the Agreement thereto as such officer pursuant to the authority vested in him by law; that the within Agreement is the voluntary act of such corporation; and s/he desires the same to be recorded as such.






                                          ____________________________________
                                          Notary Public

                                          My Commission Expires:

                                    Exhibit I

                              TRADEMARK ASSIGNMENT


      WHEREAS, IMMUNOGENETICS, INC. ("Grantor") is the registered owner of the United States trademarks, tradenames and registrations listed on SCHEDULE "A" attached hereto and made a part hereof (the "Trademarks"), which are registered in the United States Patent and Trademark Office; and

      WHEREAS, _____________________________ ("Grantee"), having a place of business at ___________________________________________________, is desirous of acquiring said Trademarks;

      NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, Grantor, its successors and assigns, does hereby transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Trademarks and all proceeds thereof and all goodwill associated therewith issued under and pursuant to the Power of Attorney.

      IN WITNESS WHEREOF, the undersigned has caused this Trademark Assignment to be executed as of the 29th day of October, 1999.



                                    _______________________________________



                                    By:   _________________________________
                                                Attorney-in-fact


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
STATE OF                      :
                              :  S.S.
COUNTY OF                     :


      On this 29th day of October, 1999 before me, a Notary Public for the said County and State, personally appeared known to me or satisfactorily proven to me to be attorney-in-fact on behalf of IMMUNOGENETICS, INC. ("Grantor") and s/he acknowledged to me that s/he executed the foregoing Trademark Assignment on behalf of Grantor, and as the act and deed of Grantor for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                          _____________________________________
                                                      Notary Public



My Commission Expires:

____________________________________

                                POWER OF ATTORNEY

      IMMUNOGENETICS, INC., ("Grantor"), hereby authorizes FLEET CAPITAL CORPORATION, its successors and assigns, and any officer or agent thereof (collectively, "Lender") as Grantor's true and lawful attorney-in-fact, with the power to endorse Grantor's name on all applications, assignments, documents, papers and instruments necessary for Grantee to enforce and effectuate its rights under a certain Trademark Security Agreement between Grantor and Lender dated the date hereof (as it may hereafter be supplemented, restated, superseded, amended or replaced, the "Trademark Agreement"), including, without limitation, the power to use the Trademarks (as defined in the Trademark Agreement) and listed on SCHEDULE A attached hereto and made a part hereof, to grant or issue any exclusive or nonexclusive license under the Trademarks to anyone else, or to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks, in each case subject to the terms of the Trademark Agreement.

      This Power of Attorney is given and any action taken pursuant hereto is intended to be so given or taken pursuant to and subject to the provisions of a certain Loan and Security Agreement bearing even date herewith among Grantor and Lender, as each document may be hereinafter supplemented, restated, superseded, amended or replaced.

      Grantor hereby unconditionally ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and in accordance with the terms of the Trademark Agreement.

      This Power of Attorney shall be irrevocable for the life of the Trademark Agreement.

      IN WITNESS WHEREOF, the Grantor has executed this Power of Attorney, this 29th day of October, 1999


                                    IMMUNOGENETICS, INC.



                              By:  /s/ Robert E. McDaniel
                                   ___________________________________________


                              Name:  Robert E. McDaniel
                                     ______________________________________

                              Title: Secretary
                                     ______________________________________



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
                            CORPORATE ACKNOWLEDGMENT


UNITED STATES OF AMERICA      :
STATE OF                      : SS
COUNTY OF                     :


      On this 29th of October, 1999 personally appeared ____________________, to me known and being duly sworn, deposes and says that s/he is ______________of IMMUNOGENETICS, INC., the Grantor corporation described in the foregoing Power of Attorney; that s/he signed the Power of Attorney as such officer pursuant to the authority vested in her/him by law; that the within Power of Attorney is the voluntary act of such corporation; and s/he desires the same to be recorded as such.





                                          _____________________________________
                                          Notary Public

                                          My Commission Expires:

                                  SCHEDULE "A"

                                   TRADEMARKS

Name/Title              Registration Number                 Date of Registration
----------              -------------------                 --------------------



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